UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 16, 2013

FRANCESCA’S HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35239	20-8874704
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8760 Clay Road Houston, TX	77080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (713) 864-1358

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On April 16, 2013, the Board of Directors (the “Board”) of Francesca’s Holdings Corporation (the “Company”) appointed Ms. Laurie Ann Goldman and Mr. Joe O’Leary to serve as Class III and Class I independent directors of the Board, respectively, effective April 17, 2013. It has not yet been determined whether Ms. Goldman or Mr. O’Leary will serve on any of the committees of the Board.

There was no arrangement or understanding between Ms. Goldman or Mr. O’Leary and any other person pursuant to which either Ms. Goldman or Mr. O’Leary was appointed as a director of the Company. There are no family relationships between Ms. Goldman or Mr. O’Leary and any director or executive officer of the Company, and neither Ms. Goldman nor Mr. O’Leary has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with each of Ms. Goldman’s and Mr. O’Leary’s service on the Board, Ms. Goldman and Mr. O’Leary will each receive a $50,000 annual retainer from the Company, which will be prorated during their first year of service. Ms. Goldman and Mr. O’Leary will also each receive a stock option grant under the 2011 Francesca’s Holdings Equity Incentive Plan to purchase 7,600 shares of the Company’s common stock. Subject to each of Ms. Goldman’s and Mr. O’Leary’s continued service through the applicable vesting date, each grant will vest in equal annual installments on each anniversary of the award date over a five-year period commencing with the first anniversary of the grant date. The terms and conditions of the stock option grants to each of Ms. Goldman and Mr. O’Leary are similar to the terms and conditions of the stock options granted to employees generally.

Item 7.01. Regulation FD Disclosure

The Company issued a press release on April 18, 2013 announcing the appointment of Ms. Goldman and Mr. O’Leary as directors to the Company’s Board as set forth in Item 5.02 of this Form 8-K. A copy of such press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued by Francesca’s Holdings Corporation on April 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: April 19, 2013	By:	/s/ Kal Malik
Kal Malik Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Francesca’s Holdings Corporation on April 18, 2013.